eWellnessHealthcare™

SUBSCRIPTION # 001

EWELLNESS HEALTHCARE CORPORATION

SUBSCRIPTION AGREEMENT

SUBSCRIPTION AGREEMENT FOR U.S. RESIDENTS

The undersigned "Subscriber", on the terms and conditions herein set forth, hereby irrevocable submits this subscription agreement (the "Subscription Agreement") to **EWELLNESS HEALTHCARE CORPORATION** a Nevada corporation (the "Company"), in connection with a bridge loan to the Company by way of a private offering of Convertible Notes and warrants to purchase the Company's common stock (the "Offering") to raise additional working capital of up to US$2,500,000 through the sale of up to 250 units of the Company's securities at Ten Thousand Dollars ($10,000.00) per unit. Each Unit is comprised of: (i) one (1) 10,000 shares of Common Stock (ii) a warrant to purchase Five Thousand (5,000) shares of common stock of the Company at one dollar and fifty cents (US$1.50) per share for a period of Three (3) years from the date of issuance (the "Warrant"). The Common Stock together with the Warrant shall be collectively referred to as the "Unit" or "Units").

1. Subscription for the Purchase of Units.

THE UNDERSIGNED hereby subscribes to purchase 12 Units at $10,000.00 per Unit for a total subscription of $ 120,000. In this regard, the Subscriber agrees to forward payment in the amount of $ 120,000.

Please issue a check or wire transfer payable to:

EWELLNESS HEALTHCARE CORPORATION
Memo: Unit Offering Subscription Funds

(a) Deliver the check along with the signed Subscription Agreement to:

EWELLNESS HEALTHCARE CORPORATION
11825 Major Street
Culver City, California 90230

(b) Alternatively, please deliver the funds via wire transfer (as noted below) and mail the signed subscription agreement to the Company's address noted in 1 (a) above:

Beneficiary:	eWellness Healthcare Corporation
Bank:	J.P. MORGAN CHASE BANK, NA 8813 S. Sepulveda Blvd. Los Angeles, CA 90045
ABA No.	322271627
Account No.	597303800

Whereas, in connection with its purchase the undersigned represents and warrants to the Company the following: The Company's private offering of common stock is being made to "**accredited**" investors within the meaning of Rule 506 of Regulation D promulgated by the Securities Exchange Commission under the Securities Act of 1933, as amended (the "Securities Act").

1.2 **Offer to Purchase.** Subscriber hereby irrevocably offers to purchase the common stock and tenders, herewith, the total price noted above payable to the order of **EWELLNESS HEALTHCARE CORPORATION.** Subscriber recognizes and agrees that (i) this subscription is irrevocable and, if Subscriber is a natural person, shall survive Subscriber's death, disability or other incapacity, and (ii) the Company has complete discretion to accept or to reject this Subscription Agreement in its entirety and shall have no liability for any rejection of this Subscription Agreement. This Subscription Agreement shall be deemed to be accepted by the Company only when it is executed by the Company.

1.3 **Effect of Acceptance.** Subscriber hereby acknowledges and agrees that on the Company's acceptance of this Subscription Agreement, it shall become a binding and fully enforceable agreement between the Company and the Subscriber. As a result, upon acceptance by the Company of this Subscription Agreement, Subscriber will become the record and beneficial holder of the Units (and the underlying common stock issuable upon conversion of the Convertible Notes and the exercise of the Warrants) and the Company will be entitled to receive the purchase price of the Units as specified herein.

2. **Representation as to Investor Status.**

2.1 **Accredited Investor.** In order for the Company to sell the common stock in conformance with state and federal securities laws, the following information must be obtained regarding Subscriber's investor status. Please **initial each item applicable** to you as an investor in the Company and attach a copy of Accredited Status Certification Letter attached hereto as Exhibit A if the Subscriber is an Accredited Investor.

PS (a) A natural person whose net worth, either individually or jointly with such person's spouse, at the time of Subscriber's purchase, exceeds $1,000,000;

PS (b) A natural person who had an individual income in excess of $200,000, or joint income with that person's spouse in excess of $300,000, in each of the two most recent years and reasonably expects to reach the same income level in the current year;

_____ (c) A bank as defined in Section 3(a)(2) of the Securities Act, or any savings and loan association or other institution as defined in Section 3(a)(5)(A) of the Securities Act, whether acting in its individual or fiduciary capacity;

_____ (d) A broker or dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934, as amended (the "Exchange Act");

_____ (e) An insurance company as defined in section 2(13) of the Exchange Act;

_____ (f) An investment company registered under the Investment Company Act of 1940 or a business development company as defined in Section 2(a)(48) of that Act;

_____ (g) A Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958;

_____ (h) A plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state, or its political subdivisions for the benefit of its employees, if such plan has total assets in excess of $5,000,000;

_____ (i) An employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974, if the investment decision is made by a plan fiduciary, as defined in Section 3(21) of such act, which is either a bank, savings and loan association, insurance company, or registered investment adviser, or if the employee benefit plan has total assets in excess of $5,000,000 or, if a self-directed plan, with investment decisions made solely by persons that are accredited investors;

_____ (j) A private business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940;

_____ (k) An organization described in Section 501(c)(3) of the Internal Revenue Code, or a corporation, business trust or partnership, not formed for the specific purpose of acquiring Series B Notes and Warrants, with total assets in excess of $5,000,000;

_____ (l) A director or executive officer of the Company;

_____ (m) A trust, with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring Series B Notes and Warrants, whose purchase is directed by a sophisticated person who has such knowledge and experience in financial and business matters that such person is capable of evaluating the merits and risks of investing in the Company;

_____ (n) An entity in which <u>all</u> of the equity owners qualify under any of the above subparagraphs.

_____ (o) Subscriber does not qualify under any of the investor categories set forth in (a) through (l) above.

2.2 Net Worth. The term "net worth" means the excess of total assets over total liabilities (including personal and real property, but excluding the estimated fair market value of a person's primary home).

2.3 Income. In determining individual "income," Subscriber should add to Subscriber's individual taxable adjusted gross income (exclusive of any spousal income) any amounts attributable to tax exempt income received, losses claimed as a limited partner in any limited partnership, deductions claimed for depletion, contributions to an IRA or Keogh retirement plan, alimony payments, and any amount by which income from long-term capital gains has been reduced in arriving at adjusted gross income.

2.4 Type of Subscriber. Indicate the form of entity of Subscriber:

- ☒ Individual
- ☐ Limited Partnership
- ☐ Corporation
- ☐ General Partnership
- ☐ Revocable Trust
- ☐ Other Type of Trust (indicate type): ______________________
- ☐ Other (indicate form of organization): ______________________

(a) If Subscriber is not an individual, indicate the approximate date Subscriber entity was formed: ______________________.

(b) If Subscriber is not an individual, **<u>initial</u>** the line below which correctly describes the application of the following statement to Subscriber's situation: Subscriber (i) was not organized or reorganized for the specific purpose of acquiring the shares of common stock of the Company and (ii) has made investments prior to the date hereof, and each beneficial owner thereof has and will share in the investment in proportion to his or her ownership interest in Subscriber.

_______ True

_______ False

If the "False" box is checked, each person participating in the entity will be required to fill out a Subscription Agreement.

2.5 Other Representations and Warranties of Subscriber. Subscriber hereby represents and warrants to the Company as follows:

(a) The Units (and the Convertible Notes, shares of common stock issuable upon conversion of the Convertible Notes and exercise of the Warrants) are being acquired for Subscriber's own account for investment, with no intention by Subscriber to distribute or sell any portion thereof within the meaning of the Securities Act, and will not be transferred by Subscriber in violation of the Securities Act or the then applicable rules or regulations thereunder. No one other than Subscriber has any interest in or any right to acquire the Units. Subscriber understands and acknowledges that the Company will have no obligation to recognize the ownership, beneficial or otherwise, of the shares of common stock by anyone but Subscriber.

(b) Subscriber's financial condition is such that Subscriber is able to bear the risk of holding the Units that Subscriber may acquire pursuant to this Agreement, for an indefinite period of time, and the risk of loss of Subscriber's entire investment in the Company.

(c) Subscriber has received, has read and understood and is familiar with this Subscription Agreement, the Units and the common stock and the exercise of the Warrants.

(d) Subscriber has been furnished with all documents and materials relating to the business, finances and operations of the Company and its subsidiaries and information that Subscriber requested and deemed material to making an informed investment decision regarding its purchase of the Units. Subscriber has been afforded the opportunity to review such documents and materials and the information contained therein. Subscriber has been afforded the opportunity to ask questions of the Company and its management. Subscriber understands that such discussions, as well as any written information provided by the Company, were intended to describe the aspects of the Company's and its subsidiaries' business and prospects which the Company believes to be material, but were not necessarily a thorough or exhaustive description, and except as expressly set forth in this Subscription Agreement, the Company makes no representation or warranty with respect to the completeness of such information and makes no representation or warranty of any kind with respect to any information provided by any entity other than the Company. Some of such information may include projections as to the future performance of the Company and its subsidiaries, which projections may not be realized, may be based on assumptions which may not be correct and may be subject to numerous factors beyond the Company's and its subsidiaries' control. Additionally, Subscriber understands and represents that he is purchasing the Units notwithstanding the fact that the Company and its subsidiaries, if any, may disclose in the future certain material information that the Subscriber has not received, including the financial results of the Company and its subsidiaries for their current fiscal quarters. Neither such inquiries nor any other due diligence investigations conducted by such Subscriber shall modify, amend or affect such Subscriber's right to rely on the Company's representations and warranties, if any, contained in this Subscription Agreement. Subscriber has sought such accounting, legal and tax advice as it has considered necessary to make an informed investment decision with respect to its investment in the common stock.

(e) No representations or warranties have been made to Subscriber by the Company, or any representative of the Company, or any securities broker/dealer, other than as set forth in this Subscription Agreement.

(f) Subscriber has investigated the acquisition of the Units to the extent Subscriber deemed necessary or desirable and the Company has provided Subscriber with any reasonable assistance Subscriber has requested in connection therewith.

(g) Subscriber, either personally, or together with his advisors (other than any securities broker/dealers who may receive compensation from the sale of any of the Units), has such knowledge and

experience in financial and business matters that Subscriber is capable of evaluating the merits and risks of purchasing the Units and of making an informed investment decision with respect thereto.

(h) Subscriber is aware that Subscriber's rights to transfer the Units (or the common stock issuable upon conversion of the Convertible Notes or exercise of the Warrants thereby represented) is restricted by the Securities Act and applicable state securities laws, and Subscriber will not offer for sale, sell or otherwise transfer the Units (or the underlying common stock and purchase warrants) without registration under the Securities Act and qualification under the securities laws of all applicable states, unless such sale would be exempt therefrom.

(i) Subscriber understands and agrees that the Units (or the underlying common stock issuable upon conversion of the Convertible Notes or exercise of the Warrants) it acquires have not been registered under the Securities Act or any state securities act in reliance on exemptions therefrom and that the Company has no obligation to register any of the Units (or the underlying common stock issuable upon conversion of the Convertible Notes or exercise of the Warrants) offered by the Company as set forth in the Memorandum. Subscriber further acknowledges that Subscriber is purchasing the Units after having been provided with the Memorandum.

(j) The Subscriber has had an opportunity to ask questions of, and receive answers from, representatives of the Company concerning the terms and conditions of this investment and all such questions have been answered to the full satisfaction of the undersigned. Subscriber understands that no person other than the Company has been authorized to make any representation and if made, such representation may not be relied on unless it is made in writing and signed by the Company. The Company has not, however, rendered any investment advice to the undersigned with respect to the suitability

(k) Subscriber understands that the certificates or other instruments representing the Units, as well as the common stock issuable thereby upon the conversion of the Convertible Notes and the common share purchase warrant shall bear a restrictive legend in substantially the following form (and a stop transfer order may be placed against transfer of such stock certificates and common share purchase certificates, if any):

> THE SECURITIES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO ANY EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR PURSUANT TO AN EXEMPTION FROM REGISTRATION THEREUNDER AND UNDER APPLICABLE STATE LAW, THE AVAILABILITY OF WHICH MUST BE ESTABLISHED TO THE SATISFACTION OF THE COMPANY.

(l) Subscriber also acknowledges and agrees to the following:

(i) An investment in the Units is highly speculative and involves a high degree of risk of loss of the entire investment in the Company; and

(ii) There is no assurance that a public market for the Units (or the underlying common stock issuable upon conversion of the Convertible Notes or exercise of the Warrants) will be available and that, as a result, Subscriber may not be able to liquidate Subscriber's investment in the Units should a need arise to do so.

(iii) The Company may pay licensed broker-dealers, if engaged, commissions of up to 7% of the gross proceeds received by the Company in the Offering.

(m) Subscriber is not dependent for liquidity on any of the amounts Subscriber is investing in the Units.

(n) Subscriber's address set forth below is his or her correct residence address.

(o) Subscriber has full power and authority to make the representations referred to herein, to purchase the Units and to execute and deliver this Subscription Agreement.

(p) Subscriber understands that the foregoing representations and warranties are to be relied upon by the Company as a basis for the exemptions from registration and qualification of the sale of the Units under the federal and state securities laws and for other purposes.

The foregoing representations and warranties are true and accurate as of the date hereof and shall survive such date. If any of the above representations and warranties shall cease to be true and accurate prior to the acceptance of this Subscription Agreement, Subscriber shall give prompt notice of such fact to the Company by telegram, or facsimile or e-mail, specifying which representations and warranties are not true and accurate and the reasons therefor.

3. **Indemnification.** Subscriber acknowledges that Subscriber understands the meaning and legal consequences of the representations and warranties made by Subscriber herein, and that the Company is relying on such representations and warranties in making the determination to accept or reject this Subscription Agreement. Subscriber hereby agrees to indemnify and hold harmless the Company and each employee and agent thereof from and against any and all losses, damages or liabilities due to or arising out of a breach of any representation or warranty of Subscriber contained in this Subscription Agreement.

4. **Transferability.** Subscriber agrees not to transfer or assign this Subscription Agreement, or any interest herein, and further agrees that the assignment and transferability of the Units (and the underlying common stock issuable upon conversion of the Convertible Notes and the exercise of the Warrants) shall be made only in accordance with applicable federal and state securities laws.

5. **Termination of Agreement; Return of Funds.** In the event that, for any reason, this Subscription Agreement is rejected in its entirety by the Company, this Subscription Agreement shall be null and void and of no further force and effect, and no party shall have any rights against any other party hereunder. In the event that the Company rejects this Subscription Agreement, the Company shall promptly return or cause to be returned to Subscriber any money tendered hereunder without interest or deduction.

6. **Notices.** All notices or other communications given or made hereunder shall be in writing and shall be delivered or mailed by registered or certified mail, return receipt requested, postage prepaid, or delivered by, facsimile or e-mail to Subscriber at the address set forth below and to the Company at the address set forth on the first page of this Agreement, or at such other place as the Company may designate by written notice to Subscriber.

7. **Amendments.** Neither this Subscription Agreement nor any term hereof may be changed, waived, discharged or terminated except in a writing signed by Subscriber and the Company.

8. **Governing Law.** This Subscription Agreement and all amendments hereto shall be governed by and construed in accordance with the laws of the State of Nevada.

9. **Headings.** The headings in this Subscription Agreement are for convenience of reference, and shall not by themselves determine the meaning of this Subscription Agreement or of any part hereof.

INDIVIDUALS

In witness whereof, the parties hereto have executed this Agreement as of the dates set forth below.

Dated: 6 · 2, 2016

Signature(s): [signature]

Name (Please Print): PETER SCHULTZ

Residence Address: 375 EAST NEVADA ST.

ASHLAND, OR 97520

Phone Number: (541) 951-4989

Cellular Number: ( ) SAME

Social Security Number: 574-54-2070

Email address: peter @ cashflowheaven.com

ACCEPTANCE

EWELLNESS HEALTHCARE CORPORATION
a Nevada corporation

Date: June 2, 2016

By: [signature]
Douglas MacLellan, Chairman

CORPORATIONS, PARTNERSHIPS, TRUSTS OR OTHER ENTITIES

In witness whereof, the parties hereto have executed this Agreement as of the dates set forth below.

Dated: ____________, 2016

Name of Purchaser (Please Print): ______________________________

By: ______________________________

Name (Please Print): ______________________________

Title ______________________________

Address: ______________________________

____

Phone Number: (____) ______-__________

Cellular Number: (____) ______-__________

Taxpayer ID Number: ____________________

Email address: ____________@____________________

ACCEPTANCE

EWELLNESS HEALTHCARE CORPORATION
a Nevada corporation

Date: June 2, 2016

By: ______________________________
Douglas MacLellan, Chairman

{HTW00024089; 2}

INVESTMENT LETTER

EWELLNESS HEALTHCARE CORPORATION
11825 Major Street
Culver City, California 90230

Re: Subscription Agreement for eWellness Healthcare Corporation (the "Company") Units

Dear Sirs:

I hereby certify and warrant that I am acquiring 12 Units of EWELLNESS HEALTHCARE CORPORATION for an aggregate purchase price of $ 120,000 of Units for my own account and for investment purposes. I represent and warrant that I am able to bear the economic risks of this investment and that I do not have any reason to anticipate any change in my circumstances, financial or otherwise, nor any other particular occasion or event which should cause me to sell or distribute, or necessitate or require my sale or distribution of said Units. No one other than me has any beneficial interest in said Units.

I agree that I will in no event sell or distribute any of said Units unless in the opinion of the Company's counsel such common stock may be legally sold following registration under the Securities Act of 1933, as amended.

I am fully aware that said Units are being offered and sold by the Company in reliance on the exemption provided for by Rule 506 of Regulation D and/or Section 4(a)(2) of the Securities Act of 1933, as amended, which exempts the sale of Units by an issuer where no public offering is involved, and on my certification and warranties herein and the truth and accuracy of said statement.

I acknowledge by my execution that I have been given access to your books, records and properties, and have had the opportunity to inspect, to my full and complete satisfaction prior to the purchase of the Units, and that I have been informed as to the Company's intended use of the funds shall cover certain accounting and legal expenses. I represent and warrant that because of my experience in business and investments, I am competent to make an informed investment decision with respect thereto on the basis of my inspection of the Company's records and my questioning of its officers.

I further certify that my domicile is located at the following address: 375 E. Nevada St. Ashland, OR 97520.

Very truly yours,

Peter Schutz
Subscriber Signature

Date: June 2, 2016

{HTW00024089; 2}

EXHIBIT A

[CERTIFIER LETTERHEAD]

Accredited Status Certification Letter

[Date] 6|2|16

[Issuer name and address] eWellness Healthcare Corporation

Re: Determination of Accredited status

Dear [ ]: Issuer

Peter Schultz [Client name] ("Client") has asked us to provide eWellness Healthcare Corp [name of issuer] with this letter to assist you in your determination of whether Client is an "accredited investor" as defined in Rule 501(a) of the Securities Act of 1933, as amended (the "Securities Act").

[I/We] hereby certify that [I/we] [am/are] (please check the appropriate box):

- [ ] a registered broker-dealer, as defined in the Securities Exchange Act of 1934;
- [ ] an investment adviser registered with the Securities and Exchange Commission;
- [ ] a licensed attorney in good standing under the laws of the jurisdictions in which I am admitted to practice law; or
- [ ] a certified public accountant in good standing under the laws of the place of my residence or principal office.

We draw your attention to the fact that the determination of whether a person is an accredited investor is a factual question and therefore not susceptible to a legal opinion. Accordingly, this letter is not a legal opinion and we make no representations about whether Client is an accredited investor or whether this letter is sufficient for your purposes.

In connection with this letter, we have examined and relied upon the original or copies of the following documents (the "Client Materials"):

- Tax returns for the years [2014] and [2015] (each, a "Tax Year") filed by Client and [his/her] spouse on Form 1040 (the "Tax Returns"), accompanied by a certificate of the Client that that the copies of the Tax Returns provided were true, correct and complete, filed with the appropriate office of the Internal Revenue Service, prepared in full compliance with applicable law and governmental regulations and have not been amended.
- A certificate executed by Client and [his/her] spouse, attached hereto, addressed to the Issuer and us, stating such persons: (i) have had a joint income in excess of $300,000 in each of the two most-recent years and a reasonable expectation of joint income in the current year in excess of $300,000; or (ii) have a joint "net worth" with Client's spouse in excess of $1,000,000,
- A certificate executed by Client, attached hereto, addressed to the Issuer and us, stating such person: (i) has had an individual income in excess of $200,000 in each of the two most-recent years

and a reasonable expectation of income in the current year in excess of $200,000; or (ii) has an individual "net worth" in excess of $1,000,000.

- Form 1099 filed with the Internal Revenue Service by Client [and [his/her] spouse] for the two most-recent years;
- Schedule K-1 of Form 1065 filed with the Internal Revenue Service by Client [and [his/her] spouse] for the two most recent-years;
- Form W-2 issued by the Internal Revenue Service to Client [and [his/her] spouse] for the two most recent-years;
- Other Internal Revenue Service documents (please specify): ____________________.
- bank statements, brokerage statements and other statements of securities holdings, certificates of deposit, tax assessments, or appraisal reports issued by independent third parties to Client, dated within three months of the date of this Letter;
- a consumer or credit report from at least one of the nationwide consumer reporting agencies indicating Client's liabilities, dated within three months of the date of this Letter;
- other documents (please specify): ____.

We have not conducted any other investigation or inquiries of Client, and have not determined whether the above documents were accurately prepared, agree with source documents, were properly filed or otherwise.

By rendering this letter, we do not intend to waive any attorney-client privilege, as applicable. This letter is limited to the matters set forth herein and speaks only as of the date hereof. Nothing may be inferred or implied beyond the matters expressly contained herein. This letter may be relied upon by you and only in connection with an offering under Rule 506(c) and only for 30 days from the date of this letter. This letter may not be used, quoted from, referred to or relied upon by you or by any other person for any other purpose, nor may copies be delivered to any other person, without in each instance our express prior written consent. We assume no obligation to update this letter.

Very truly yours,

[CERTIFIER]: Peter Schultz

By: Peter Schultz
Name: PETER SCHULTZ
Title:________________

CERTIFICATION OF CLIENT

The undersigned, being the Client identified above, by my signature below, hereby represents and warrants that the following statements are true, correct, and complete as of the date of my signature below (the "**Certification Date**"):

- All Client Materials referenced above are true, correct and complete as of the Certification Date;
- I have fully and accurately disclosed all liabilities that are required to be included in the calculation of my net worth as described above; and
- If I am relying on my income and/or that of my spouse to satisfy the requirements for being an accredited investor, I have a reasonable expectation of reaching individual income in excess of $200,000 or joint income with my spouse in excess of $300,000 in the current year.

I hereby affirm that the foregoing is accurate and complete.

Date: 6-2-2016

Client Signature: Peter Schultz

Client Name: PETER SCHULTZ

REGISTRATION RIGHTS AGREEMENT

This Registration Rights Agreement (this "Agreement") is made and entered into as of March___, 2016 by and among **EWellness Healthcare Corporation**, a Nevada corporation (the "Company"), and the purchasers listed on Schedule I hereto (the "Purchasers" or individually, a "Purchaser").

This Agreement is being entered into pursuant to the Subscription Agreement dated as of the date hereof among the Company and the Purchasers (the "Subscription Agreement"). Capitalized terms not otherwise defined herein, shall have the meaning set forth in the Subscription Agreement.

NOW, THEREFORE, in consideration of the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties to this Agreement hereby agree as follows:

1. Registration Rights.

(a) Right to Piggyback. Whenever the Company proposes to register any of its equity securities under the Securities Act (excluding registrations on Forms S-4 or S-8) or offer securities pursuant Regulation A and the registration or offering form to be used may be used for the registration or exempt offer of Purchasers Registrable Securities (a "Piggyback Registration"), whether or not for sale for its own account, the Company will give prompt written notice prior to the filing of the registration statement or offering statement to the Purchasers of its intention to effect such a registration or offering and, subject to **Sections 1(b), 1(c) or 1(d)** below, will include in such registration or offer all Purchasers Registrable Securities with respect to which the Company has received written requests for inclusion therein within 10 days after the sending by the Company of the Company's notice.

(b) Priority on Primary Registrations/Offerings. If a Piggyback Registration is a primary registration or offering on behalf of the Company, and the managing underwriters or selling agents advise the Company and the Purchasers that, in their opinion, the number of securities requested to be included in such registration or offering exceeds the number which can be sold in such offering without adversely affecting the marketability, proposed offering price, timing, distribution method or probability of success of such offering, then the Company will include in such registration or offering , the securities that the Company proposes to sell and the Purchasers Registrable Securities requested to be included in such registration, which in the opinion of such underwriters or selling agents can be sold without adverse effect.

(c) Priority on Secondary Registrations. If a Piggyback Registration is a secondary registration or offering on behalf of holders of the Company's securities, and the managing underwriters or selling agents advise the Company and the Purchasers that, in their opinion, the number of securities requested to be included in such registration or offering exceeds the number which can be sold in such offering without adversely affecting the marketability, proposed offering price, timing, distribution method or probability of success of such registration or offering, the Company will include in such registration or offering the securities requested to be included therein by the holders requesting such registration or offering, and the Purchasers Registrable Securities requested to be included in such registration or offering, which in the opinion of such underwriters or selling agents can be sold without adverse effect.

(d) Offering Limitation Regulation A+. Notwithstanding anything to the contrary herein, in the case of an offering by the Company pursuant to Regulation A, the amount of Registrable Securities

that may be included in the offering statement shall not exceed 30% of the total securities to be offered thereunder.

(e) Selection of Underwriters or Selling Agents. The selection of the investment banker(s) and manager(s) to act as Underwriter(s) or Selling Agent(s) for any applicable registration or offering shall be made by the Company, in its absolute discretion.

(f) Withdrawal by Company. If, at any time after giving notice of its intention to register or offer any of its securities as set forth in **Section 1(a)** and before the effective date of such registration statement or offering statement filed in connection with such registration or offering, the Company shall determine, for any reason, not to register or offer such securities, the Company shall give written notice of such determination to the Purchasers and shall promptly return any materials provided by the Purchasers to the Company in connection with such registration or offering.

2. Holdback Agreements.

(a) Each Purchaser agrees not to effect any public sale or distribution (including sales pursuant to Rule 144) of equity securities of the Company, or any securities, options, or rights convertible into or exchangeable or exercisable for such securities, during the Applicable Period (except as part of such registration or offering), unless the underwriters managing the registered public offering or the selling agents conducting such offering otherwise agree. If requested by the Company, each Purchaser agrees to execute customary lock-up agreements with the managing underwriter(s) of an underwritten offering or the selling agents in connection with an offering with a duration not to exceed the Applicable Period in such form as agreed to by the Purchasers. The "Applicable Period" shall begin seven (7) days before and continue for 180 days following the effective date of the registration statement or, in the case of an offering pursuant to Regulation A the date the offering statement is Qualified, for the initial public offering of the Company's equity securities and shall begin seven (7) days before and continue for 90 days following the effective date of the registration statement or the qualification date of the offering statement for any other public offering of the Company's equity securities.

(b) The Company agrees (i) not to effect any public sale or distribution of its equity securities, or any securities convertible into or exchangeable or exercisable for such securities, during the Applicable Period (except as part of such registration or offering or pursuant to registrations on Form S-4 or S-8 or any successor form), unless the underwriters or selling agents managing the public offering otherwise agree, and (ii) to use commercially reasonable efforts to cause each holder of its equity securities, or any securities convertible into or exchangeable or exercisable for such securities, purchased or otherwise acquired from the Company at any time after the date of this Agreement (other than in a registered public offering) to agree not to effect any public sale or distribution (including sales pursuant to Rule 144) of any such securities during any such period (except as part of such registration or offering, if otherwise permitted), unless the underwriters or selling agents managing the public offering otherwise agree.

3. Registration/Offering Procedures. The Company will use commercially reasonable efforts to effect the registration or offer and the sale of such Purchasers Registrable Securities in accordance with the requirements of **Section 1** hereto and, pursuant thereto, the Company will, as expeditiously as possible, whenever a registration statement or offering statement is required to be filed:

(a) prepare and file with the Securities and Exchange Commission a registration statement or offering statement with respect to such Purchasers Registrable Securities and thereafter use commercially reasonable efforts to cause such registration statement or offering statement to become effective or qualified (provided that, upon request, within a reasonable period of time prior to filing any registration

statement, prospectus, offering statement, or any amendments or supplements thereto, the Company will furnish to one counsel selected by a majority of the Purchasers copies of all such documents proposed to be filed, which documents will be subject to review of such counsel);

(b) prepare and file with the Securities and Exchange Commission such amendments and supplements or take such other action to such registration statement and the prospectus or offering statement and used in connection therewith as may be necessary to keep such registration statement effective or offering statement qualified for such period as will terminate when all of the securities covered by such registration statement or offering statement during such period have been disposed of in accordance with the intended methods of disposition by the seller or sellers thereof set forth in such registration statement or offering statement (but, in any event, not before the expiration of any longer period required under the Securities Act, or such longer period as in the opinion of counsel for the underwriters or selling agents a prospectus or offering circular is required by law to be delivered in connection with sales of Registrable Securities by an underwriter, selling agent or dealer), and to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement or offering statement until such time as all of such securities have been disposed of in accordance with the intended methods of disposition by the seller or sellers thereof set forth in such registration statement or offering statement;

(c) furnish to the Purchasers such number of copies of such registration statement or offering statement, each amendment and supplement thereto, the prospectus included in such registration statement (including each preliminary prospectus), and such other documents as the Purchasers may reasonably request in order to facilitate the disposition of the Purchasers Registrable Securities owned by the Purchasers;

(d) use commercially reasonable efforts to register or qualify such Purchasers Registrable Securities under such other securities or blue sky laws of such jurisdictions as the Purchasers reasonably requests and do any and all other acts and things which may be reasonably necessary or advisable to enable such seller to consummate the disposition in such jurisdictions of the Purchasers Registrable Securities owned by the Purchasers (provided that the Company will not be required to (i) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this subsection, (ii) subject itself to taxation in any such jurisdiction, or (iii) consent to general service of process in any such jurisdiction);

(e) notify the Purchasers, at any time when a prospectus or offering statement relating to any Purchasers Registrable Securities is required to be delivered under the Securities Act, upon discovery that, or upon the discovery of the happening of any event as a result of which, the prospectus included in such registration statement or offering statement contains an untrue statement of a material fact or omits any fact necessary to make the statements therein not misleading in the light of the circumstances under which they were made, and, at the request of the Purchasers , the Company will prepare and furnish to the Purchasers a reasonable number of copies of a supplement or amendment to such prospectus or offering statement so that, as thereafter delivered to the purchasers of such Purchasers Registrable Securities, such prospectus or offering statement will not contain an untrue statement of a material fact or omit to state any fact necessary to make the statements therein not misleading in the light of the circumstances under which they were made; provided, however, that at any time, upon written notice to the Purchasers and until the Purchasers receive copies of the supplemented or amended prospectus or offering statement, such period not to exceed 60 days (the "Suspension Period"), the Company may suspend the use or effectiveness of any registration statement or offering statement (and the Purchasers each hereby agree not to offer or sell any Purchasers Registrable Securities pursuant to such registration statement or offering statement during the Suspension Period) if the Company reasonably believes that there is or may be in existence material nonpublic information or events involving the Company, the failure of which to be disclosed in the

prospectus included in the registration statement or offering statement could constitute a material misstatement or omission. In the event that the Company shall exercise its right to delay or suspend the use or effectiveness of a registration or offering hereunder, the applicable time period during which the registration statement is to remain effective or offering statement is to remain qualified shall be extended by a period of time equal to the duration of the Suspension Period. The Company may extend the Suspension Period for an additional consecutive 60 days with the consent of the Purchasers, which shall not be unreasonably withheld. If so directed by the Company, the Purchasers shall (i) not offer to sell any Purchasers Registrable Securities pursuant to the registration statement or offering statement during the period in which the delay or suspension is in effect after receiving notice of such delay or suspension and (ii) use commercially reasonable efforts to deliver to the Company (at the Company's expense) all copies, other than permanent file copies then in the Purchasers' possession, of the prospectus or offering statement relating to such Purchasers Registrable Securities current at the time of receipt of such notice;

(f) use commercially reasonable efforts to cause all such Purchasers Registrable Securities to be listed on each securities exchange on which similar securities issued by the Company are then listed;

(g) use commercially reasonable efforts to provide a transfer agent and registrar for all such Purchasers Registrable Securities not later than the effective date of such registration statement;

(h) enter into such customary agreements (including underwriting agreements in customary form) and take all such other actions as the Purchasers or the underwriters or selling agents, if any, reasonably request in order to expedite or facilitate the disposition of such Purchasers Registrable Securities (including, without limitation, effecting a stock split, combination of shares, recapitalization, or reorganization);

(i) make available for inspection by the a representative of a majority of the Purchasers (the "Purchasers' Representative"), any underwriter or selling agent participating in any disposition pursuant to such registration statement or offering statement, and one counsel retained by the Purchasers' Representative or any such underwriter or selling agent, all financial and other records, pertinent corporate and business documents and properties of the Company as shall be necessary to enable them to exercise their due diligence responsibility, and cause the Company's officers, directors, employees, agents, representatives, and independent accountants to supply all such information reasonably requested by the Purchasers or any such underwriter or selling agent, attorney, accountant, or agent in connection with such registration statement or offering statements;

(j) take all reasonable actions to ensure that any Free-Writing Prospectus utilized in connection with any Piggyback Registration hereunder complies in all material respects with the Securities Act, is filed in accordance with the Securities Act to the extent required thereby, is retained in accordance with the Securities Act to the extent required thereby and, when taken together with the related prospectus, shall not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

(k) otherwise use its commercially reasonable efforts to comply with all applicable rules and regulations of the Securities and Exchange Commission, and make available to its security holders, as soon as reasonably practicable, an earnings statement covering the period of at least 12 months, beginning with the first day of the Company's first full calendar quarter after the effective date of the registration statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder;

(l) use commercially reasonable efforts to cause such Purchasers Registrable Securities covered by such registration statement or offering statement to be registered with, qualified or approved by such other governmental agencies or authorities as may be necessary to enable the sellers thereof to consummate the disposition of such Purchasers Registrable Securities;

(m) use commercially reasonable efforts to obtain an opinion from the Company's outside counsel in customary form and covering such matters of the type customarily covered by such opinions, which opinion shall be addressed to the underwriters or selling agents and the Purchasers;

(n) cooperate with the Purchasers and the managing underwriter or selling agent, if any, to facilitate the timely preparation and delivery of certificates (not bearing any restrictive legends) representing securities to be sold under the registration statement or offered under the offering statement, and enable such securities to be in such denominations and registered in such names as the managing underwriter, or selling agent, if any, or the Purchasers may request;

(o) cooperate with the Purchasers and each underwriter or selling agent participating in the disposition of such Purchasers Registrable Securities and their respective counsel in connection with any filings required to be made with the FINRA; and

4. Registration Expenses. All expenses incident to the filing of any Piggyback Registration and to the Company's performance of or compliance with this Agreement (all such expenses being herein called "Registration Expenses") shall be borne or paid by the Company, including, without limitation, all registration and filing fees, fees and expenses of compliance with securities or blue sky laws, printing expenses, messenger and delivery expenses, fees and disbursements of custodians, fees and disbursements of counsel for the Company, and all independent certified public accountants, underwriters (excluding discounts and commissions), and other Persons retained by the Company, including, without limitation, the Company's internal expenses (e.g., salaries and expenses of its officers and employees performing legal or accounting duties), the expense of any annual audit or quarterly review, the expense of any liability insurance, and the expenses and fees for listing the securities to be registered on each securities exchange on which similar securities issued by the Company are then listed or, if none are so listed, on a securities exchange. The Company shall not be responsible for any discounts, commissions, transfer taxes or other similar fees incurred by the Holders in connection with the sale of the Registrable Securities.

5. Indemnification.

(a) The Company agrees to indemnify and hold harmless, to the full extent permitted by law, each of the Purchasers, severally and not jointly, their respective officers, directors, members, agents, and employees and each Person who controls the Purchasers (within the meaning of the Securities Act) against any and all losses, claims, damages, liabilities, joint or several, together with reasonable costs and expenses (including reasonable attorney's fees), to which such indemnified party may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages, or liabilities (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of, are based upon, are caused by, or result from (i) any untrue or alleged untrue statement of material fact contained (A) in any registration statement, offering statement, prospectus, or preliminary prospectus or any amendment thereof or supplement thereto, or (B) in any application or other document or communication (in this **Section 5** collectively called an "application") executed by or on behalf of the Company or based upon written information furnished by or on behalf of the Company filed in any jurisdiction in order to qualify any securities covered by such registration statement under the "blue sky" or securities laws thereof, or (ii) any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, and the Company will reimburse the Purchasers and each such

director, officer, member, agent and employee for any legal or any other expenses incurred by them in connection with investigating or defending any such loss, claim, liability, action, or proceeding; provided, however, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage, liability (or action or proceeding in respect thereof), or expense arises out of, is based upon, is caused by, or results from an untrue statement or alleged untrue statement, or omission or alleged omission, made in such registration statement, offering statement, any such prospectus or preliminary prospectus or any amendment or supplement thereto, or in any application, in reliance upon, and in conformity with, written information prepared and furnished to the Company by a Purchaser or other indemnified party expressly for use therein or by any Purchaser's failure to deliver a copy of the registration statement, offering statement or prospectus or any amendments or supplements thereto after the Company has furnished the Purchasers with a sufficient number of copies of the same.

(b) In connection with any registration statement or offering statement in which the Purchasers are participating, each Purchaser will furnish to the Company in writing such information and affidavits as the Company reasonably requests for use in connection with any such registration statement, offering statement or prospectus and, to the full extent permitted by law, will, severally and not jointly, indemnify and hold harmless the Company, and its directors, officers, members, agents, and employees and each other Person who controls the Company (within the meaning of the Securities Act) against any losses, claims, damages, liabilities, joint or several, together with reasonable costs and expenses (including reasonable attorney's fees), to which such indemnified party may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages, or liabilities (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of, are based upon, are caused by, or result from (i) any untrue or alleged untrue statement of material fact contained in the registration statement, offering statement, prospectus or preliminary prospectus or any amendment thereof or supplement thereto or in any application, or (ii) any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, but only to the extent that such untrue statement or omission is made in such registration statement, offering statement, any such prospectus or preliminary prospectus or any amendment or supplement thereto, or in any application, in reliance upon and in conformity with written information prepared and furnished to the Company by such Purchaser expressly for use therein. Any Person entitled to indemnification hereunder will (i) give prompt written notice to the indemnifying party of any claim with respect to which it seeks indemnification (provided that the failure to give prompt notice shall not impair any Person's right to indemnification hereunder to the extent such failure has not prejudiced the indemnifying party), and (ii) unless in such indemnified party's reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist with respect to such claim, permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party. If such defense is assumed, the indemnifying party will not be subject to any liability for any settlement made by the indemnified party without its consent (but such consent will not be unreasonably withheld, conditioned or delayed). An indemnifying party who is not entitled to, or elects not to, assume the defense of a claim will not be obligated to pay the fees and expenses of more than one counsel for all parties indemnified by such indemnifying party with respect to such claim, unless in the reasonable judgment of any indemnified party a conflict of interest may exist between such indemnified party and any other of such indemnified parties with respect to such claim.

(c) The indemnifying party shall not, except with the approval of each indemnified party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to each indemnified party of a release from all liability in respect to such claim or litigation without any payment or consideration provided by such indemnified party.

(d) If the indemnification provided for in this **Section 5** is unavailable to, or is insufficient to hold harmless, an indemnified party under the provisions above in respect to any losses, claims, damages, or liabilities referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, or liabilities in such proportion as is appropriate to reflect the relative fault of the Company on the one hand and of the Purchaser and any other sellers participating in the registration statement or offering statement on the other hand in connection with the registration statement or offering statement on the other in connection with the statement or omissions which resulted in such losses, claims, damages, or liabilities, as well as any other relevant equitable considerations. The relative fault of the Company on the one hand and of the Purchaser and any other sellers participating in the registration statement of offering statement on the other hand shall be determined by reference to, among other things, whether the untrue or alleged omission to state a material fact relates to information supplied by or relating to the Company or whether it relates to information supplied by or relating to the Purchaser or other sellers participating in the registration statement or offering statement and the parties' relative intent, knowledge, access to information, and opportunity to correct or prevent such statement or omission.

(e) The Company and the Purchasers agree that it would not be just and equitable if contribution pursuant to this **Section 5** were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraph. The amount paid or payable by an indemnified party as a result of the losses, claims, damages, and liabilities referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

(f) The indemnification and contribution by any such party provided for under this Agreement shall be in addition to any other rights to indemnification or contribution which any indemnified party may have pursuant to law or contract and will remain in full force and effect regardless of any investigation made or omitted by or on behalf of the indemnified party or any officer, director, employee or controlling Person of such indemnified party and will survive the transfer of securities.

6. <u>Participation in Registrations/Offerings</u>.

(a) No Person may participate in any registration or offering hereunder unless such Person (i) agrees to sell such Person's securities on the basis provided in any underwriting or selling agency arrangements approved by the Person or Persons entitled hereunder to approve such arrangements (including, without limitation, pursuant to the terms of any over-allotment or "green shoe" option requested by the managing underwriter(s) or selling agent(s); <u>provided</u> that a Purchaser will not be required to sell more than the number of Purchasers Registrable Securities that the Purchaser has requested the Company to include in any registration), and (ii) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements, and other documents reasonably required under the terms of such underwriting or selling agency arrangements.

(b) Each Person that is participating in any registration or offering hereunder agrees that, upon receipt of any notice from the Company of the happening of any event of the kind described in **Section 3(e)** above, such Person will forthwith discontinue the disposition of its Registrable Securities pursuant to the registration statement or offering statement until such Person's receipt of the copies of a supplemented or amended prospectus or offering statement as contemplated by such **Section 3(e)**. In the event that the Company shall give any such notice, the applicable time period mentioned in **Section 3(b)** during which a registration statement is to remain effective or offering statement is to remain qualified

shall be extended by the number of days during the period from and including the date of the giving of such notice pursuant to this **Section 6** to and including the date when the Purchasers shall have received the copies of the supplemented or amended prospectus or offering statement contemplated by **Section 3(e)**.

7. **Current Public Information**. At all times after the Company has filed a registration statement or offering statement with the Securities and Exchange Commission pursuant to the requirements of either the Securities Act or the Exchange Act, the Company will file all reports required to be filed by it under the Securities Act and the Exchange Act and the rules and regulations adopted by the Securities and Exchange Commission thereunder, and will take such further action as the Purchasers may reasonably request, all to the extent required to enable the Purchasers to sell Purchasers Registrable Securities pursuant to Rule 144.

8. **Definitions.**

"Board" shall mean the board of directors of the Company.

"Exchange Act" means the Securities Exchange Act of 1934, as amended, or any successor federal statute, and the rules and regulations promulgated thereunder, all as amended, modified or supplemented from time to time.

"FINRA" shall have the meaning set forth in **Section 3(f)**.

"Free Writing Prospectus" means a free-writing prospectus, as defined in Rule 405 of the Securities Act.

"Person" means an individual, a corporation, a limited liability company, an association, a joint-stock company, a business trust or other similar organization, a partnership, a joint venture, a trust, an unincorporated organization or a government or any agency, instrumentality or political subdivision thereof.

"Purchasers Registrable Securities" means all shares of Common Stock of the Company (a) issued to Purchaser pursuant to the Subscription Agreement and (b) issuable upon exercise of the Warrants (as defined in the Subscription Agreement).

"Regulation A" means the exemption from the registration requirements of the Securities Act adopted by the Securities and Exchange Commission in order to implement Section 401 of the Jumpstart Our Business Startups Act.

"Rule 144" means Rule 144 adopted by the Securities and Exchange Commission under the Securities Act (as such rule may be amended from time to time) or any successor thereto or any similar rule or regulation hereafter adopted by the Securities and Exchange Commission.

"Securities Act" means the Securities Act of 1933, as amended, or any successor federal statute, and the rules and regulations promulgated thereunder, all as amended, modified or supplemented from time to time.

"Securities and Exchange Commission" includes any governmental body or agency succeeding to the functions thereof.

"Subsidiary" or "Subsidiaries" means, with respect to any Person, any corporation, limited liability company, partnership, association, or other business entity of which (i) if a corporation, a majority of the total voting power of shares of stock entitled (without regard to the occurrence of any contingency) to vote in the election of directors, managers, or trustees thereof is at the time owned or controlled, directly or indirectly, by such Person or one or more of the other Subsidiaries of such Person or a combination thereof, or (ii) if a limited liability company, partnership, association, or other business entity, a majority of the partnership or other similar ownership interest thereof is at the time owned or controlled, directly or indirectly, by any Person or one or more Subsidiaries of such Person or a combination thereof. For purposes hereof, a Person or Persons shall be deemed to have a majority ownership interest in a limited liability company, partnership, association, or other business entity if such Person or Persons shall be allocated a majority of limited liability company, partnership, association, or other business entity gains or losses or shall be or control any managing director or general partner of such limited liability company, partnership, association, or other business entity.

"Suspension Period" has the meaning set forth in **Section 3(e)**.

9. Miscellaneous.

(a) No Inconsistent Agreements. The Company hereby represents and warrants to the Purchasers that there are no agreements with respect to the Company's securities that are inconsistent with or violate the rights granted to the Purchasers in this Agreement and agrees that it will not hereafter enter into any such agreement.

(b) Adjustments Affecting Registrable Securities. The Company will not take any action, or permit any change to occur, with respect to the Company's securities which would materially and adversely affect the ability of the Purchasers to include Purchasers Registrable Securities in a registration undertaken pursuant to this Agreement or which would adversely affect the marketability of such Purchasers Registrable Securities in any such registration (including, without limitation, effecting a stock split, combination of shares, or other recapitalization).

(c) Amendment and Waiver. Except as otherwise provided herein, no modification, amendment, or waiver of any provision of this Agreement will be effective against the Company or the Purchasers, unless such modification, amendment, or waiver is approved in writing by the Company and a majority of the Purchasers. The failure of any party to enforce any of the provisions of this Agreement will in no way be construed as a waiver of such provisions and will not affect the right of such party thereafter to enforce each and every provision of this Agreement in accordance with its terms.

(d) Severability. Whenever possible, each provision of this Agreement will be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be invalid, illegal, or unenforceable in any respect under any applicable law or rule in any jurisdiction, such invalidity, illegality, or unenforceability will not affect any other provision or any other jurisdiction, but this Agreement will be reformed, construed, and enforced in such jurisdiction as if such invalid, illegal, or unenforceable provision had never been contained herein.

(e) Entire Agreement. Except as otherwise expressly set forth herein, this Agreement, those documents expressly referred to herein, the Warrant Agreements and Subscription Agreement, of even date herewith, among the Company and the Purchasers and the other parties thereto embody the complete agreement and understanding among the parties and supersede and preempt any prior understandings, agreements, or representations by or among the parties, written or oral, which may have related to the subject matter hereof.

(f) Successors and Assigns. The Company may not assign this Agreement without the prior written consent of a majority of the Purchasers. Subject to the foregoing, all of the terms and provisions of this Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective executors, heirs, personal representatives, successors and assigns.

(g) Counterparts. This Agreement may be executed in any number of counterparts and delivered via facsimile or attachment to electronic mail, each of which when executed and delivered shall be deemed to be an original and all of which counterparts taken together shall constitute but one and the same instrument.

(h) Remedies. Any Person having rights under any provision of this Agreement shall be entitled to enforce their rights under this Agreement specifically to recover damages by reason of any breach of any provision of this Agreement and to exercise all other rights existing in their favor; provided, however the parties hereto stipulate that the remedies at law of any party hereto in the event of any default or threatened default by any other party hereto in the performance of or compliance with the terms hereof are not and will not be adequate and that, to the fullest extent permitted by law, such terms may be specifically enforced (without posting a bond or other security) by a decree for the specific performance thereof, whether by an injunction against violation thereof or otherwise.

(i) Notices. Any notice, request, demand, waiver, consent, approval or other communication which is required or permitted hereunder shall be in writing and shall be deemed given (i) on the date established by the sender as having been delivered personally, (ii) on the date delivered by a private courier as established by the sender by evidence obtained from the courier, (iii) on the date sent by facsimile, with confirmation of transmission, if sent during normal business hours of the recipient, or if not, then on the next business day, or (iv) on the fifth day after the date mailed, by certified or registered mail, return receipt requested, postage prepaid. Such communications, to be valid, must be addressed as follows:

If to the Purchasers, to:

The address set forth in Schedule I

If to the Company, to:

EWellness Healthcare Corporation
[ ]

or to such other address or to the attention of such person or persons as the recipient party has specified by prior written notice to the sending party (or in the case of counsel, to such other readily ascertainable business address as such counsel may hereafter maintain). If more than one method for sending notice as set forth above is used, the earliest notice date established as set forth above shall control.

(j) Governing Law. This Agreement shall be governed by and interpreted and enforced in accordance with the Laws of the State of Nevada, without giving effect to any choice of Law or conflict of Laws rules or provisions that would cause the application of the Laws of any jurisdiction other than the State of Nevada.

(k) No Strict Construction. The language used in this Agreement shall be deemed to be the language chosen by the parties hereto to express their mutual intent, and no rule of strict construction shall be applied against any party.

(l) Business Days. If any time period for giving notice or taking action hereunder expires on a day which is a Saturday, Sunday or legal holiday in the state in which the Company's chief executive office is located, the time period shall automatically be extended to the business day immediately following such Saturday, Sunday or legal holiday.

(m) Descriptive Headings. The descriptive headings of this Agreement are inserted for convenience only and do not constitute a part of this Agreement.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, the parties hereto have executed this Registration Rights Agreement on the day and year first above written.

PURCHASER:

Peter Schultz

If the Purchaser is an INDIVIDUAL, and if purchased as JOINT TENANTS, as TENANTS IN COMMON, or as COMMUNITY PROPERTY:

Peter Schultz
Print Name(s)

Signature(s) of Purchaser(s)

Signature

June 2, 2016
Date

If the Purchaser is a PARTNERSHIP, CORPORATION, LIMITED LIABILITY COMPANY or TRUST:

Name of Partnership, Corporation, Limited Liability Company or Trust

By:__________________________

Name:

Title:

Date

Schedule I
Purchasers

Purchaser	Address

THE SECURITIES REPRESENTED HEREBY, INCLUDING THE SHARES ISSUABLE UPON EXERCISE HEREOF, HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS AND NEITHER THE SECURITIES NOR ANY INTEREST THEREIN MAY BE OFFERED, SOLD, TRANSFERRED, PLEDGED OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT OR SUCH LAWS OR AN EXEMPTION FROM REGISTRATION UNDER SUCH ACT AND SUCH LAWS WHICH, IN THE OPINION OF COUNSEL FOR THE ISSUER, IS AVAILABLE.

$2,500,000 UNIT OFFERING - WARRANT AGREEMENT

No. 12

eWELLNESS HEALTHCARE CORPORATION

This Warrant Agreement (this "Agreement") is dated as of March_, 2016 (the "Issue Date") and entered into by and between eWellness Healthcare Corporation, a company organized under the laws of State of Nevada and Peter Schultz (together with its successors and assigns, the "Warrant Holder").

WHEREAS, on ~~March~~ June 2, 2016, the Company and the Warrant Holder entered into that certain Subscription Agreement of even date herewith (the "Subscription Agreement"), pursuant to which, the Warrant Holder, together with the other Purchasers agreed to purchase certain Securities of the Company, including the Warrants evidenced by this Agreement;

WHEREAS, any words not specifically defined herein, shall have the meaning set forth in the Subcription Agreement;

NOW, THEREFORE, in consideration of the mutual covenants set forth in this Agreement and for other good and valuable consideration, the parties agree as follows:

1. Grant of Warrant. The Company hereby, upon the terms and subject to the conditions of this Agreement, issues to the Warrant Holder a warrant (the "Warrant") evidenced by this Agreement to purchase up to Five Thousand (5,000) shares of Common Stock (the shares of Common Stock issuable to the Warrant Holder hereunder (as such amount may be adjusted pursuant to the terms hereof), the "Warrant Shares") at an exercise price of $1.50 per share (as such amount may be adjusted pursuant to the terms hereof, the "Exercise Price"). The Exercise Price and the number of Warrant Shares for which the Warrant are exercisable shall be subject to adjustment as described in Section 6.

2. Term and Termination of Warrant. The Warrant shall terminate on the third (3rd) anniversary of the Issue Date (the "Expiration Date").

3. Exercise of the Warrant.

(a) Exercise and Payment. The purchase rights represented by the Warrant may be exercised by the Warrant Holder, in whole or in part at any time following the date on

which the Commission declares the Registration Statement effective (the "Exercise Event Date"), and at any time prior to the Expiration Date, the Holder may exercise this Warrant into shares of the Company's Common Stock, by the surrender of the Warrant (together with a duly executed notice of exercise in the form attached hereto as Exhibit A) at the principal office of the Company, and by the payment to the Company, at the option of the Warrant Holder by:

(i) wire transfer of immediately available funds, of an amount equal to (A) the number of shares of Common Stock being purchased upon exercise of the Warrant multiplied by (B) the then current Exercise Price (the "Warrant Price");

(ii) If at any time after a date which shall be one hundred and eighty (180) days after the Exercise Effective Date, there is no effective registration statement registering, or no current prospectus available for, the resale of the Warrant Shares by the Warrant Holder, then this Warrant may also be exercised, in whole or in part, at such time by means of a "cashless exercise", wherein the Warrant Holder may surrender to the Company that number of Warrant Shares (or the right to receive such number of shares) having an aggregate Fair Market Value at such time equal to or greater than the Warrant Price for all shares then being purchased (including those being surrendered); or

(iii) any combination thereof.

For purposes of this Agreement, "Fair Market Value" of a share as of a particular date shall mean: (A) if the Common Stock is traded on an exchange or the over-the-counter market or otherwise quoted or reported on a national exchange, the average reported closing price for the five (5) trading days prior to the date of determination of fair market value, (B) if conversion or exercise is simultaneous with an underwritten public offering of Common Stock registered under the Securities Act of 1933, as amended, then the initial public offering price (before deducting commissions, discounts or expenses) per share sold in such offer, and (C) otherwise that price determined in good faith and in such reasonable manner as prescribed by a majority of the Board.

(b) Stock Certificates. In the event of the exercise of all or any portion of the Warrant, certificates for the Warrant Shares so purchased shall be delivered to the Warrant Holder by the Company at the Company's own expense within a reasonable time, which shall in no event be later than five (5) days thereafter and, unless the Warrant has been fully exercised or has expired, a new Warrant representing the Warrant Shares with respect to which the Warrant shall not have been exercised shall be issued to the Warrant Holder within such time.

(c) Fractional Warrant Shares. No fractional Warrant Shares will be issued in connection with any exercise hereunder, but instead the shares shall be rounded up to the nearest whole share.

(d) Ownership Limitation. Notwithstanding the provisions of this Warrant, in no event shall this Warrant be exercisable to the extent that the issuance of Common Stock upon the exercise hereof, after taking into account the Common Stock then owned by the Warrant Holder and its affiliates, would result in the beneficial ownership by the Warrant Holder and its

affiliates of more than 4.99% of the outstanding Common Stock of the Company. For purposes of this paragraph, beneficial ownership shall be determined in accordance with Section 13(d) of the Securities Exchange Act of 1934, as amended.

4. Stock Fully Paid; Reservation of Warrant Shares. All of the Warrant Shares issuable upon the exercise of the Warrant will, upon issuance and receipt of the Warrant Price for such Warrant Shares, be duly authorized, validly issued, fully paid and nonassessable, and will be free and clear of all taxes, liens, encumbrances and charges with respect to the issue.

5. Rights of the Warrant Holder. The Warrant Holder shall have no voting rights as a stockholder or rights to dividends or other distributions with respect to Warrant Shares subject to this Agreement until payment in full of the Warrant Price for Warrant Shares being issued.

6. Adjustment of Exercise Price and Number of Warrant Shares. The Exercise Price and the number of Warrant Shares purchasable upon any exercise of the Warrant shall be subject to adjustment from time to time upon the occurrence of certain events described in this Section 6.

(a) Subdivision or Combination of Stock; Stock Dividend and Stock Conversion.

(i) In the event the Company should at any time or from time to time fix a record date for the effectuation of a split or subdivision of the outstanding shares of Common Stock, or a record date for the determination of the holders of capital stock entitled to receive a dividend or other distribution payable in Common Stock or other securities or rights convertible into, or rights that entitle the holders of Common Stock to purchase, Common Stock (hereinafter referred to as "Common Stock Equivalents"), without payment of any consideration by such holders for the additional Common Stock or the Common Stock Equivalents (including the additional Common Stock issuable upon conversion or exercise thereof), then, as of such record date (or the date of such dividend distribution, split or subdivision if no record date is fixed), (y) the Exercise Price of the Warrant Shares shall be appropriately decreased (but not below the then par value per share of Common Stock), or (z) the number of Warrant Shares shall be increased in proportion to such increase of outstanding Common Stock and shares of Common Stock issuable with respect to Common Stock Equivalents.

(ii) If the number of shares of Common Stock outstanding at any time after the Issue Date is decreased by a combination of the outstanding Common Stock, then, upon the record date of such combination, (A) the Exercise Price shall be appropriately increased, or (B) the number of Warrant Shares shall be decreased in proportion to such decrease in outstanding Common Stock.

(iii) The Company will not modify its certificate of incorporation or effect any reorganization, recapitalization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities in a manner that negates or avoids the rights of the Warrant Holder to exercise its rights hereunder, but will at all times assist in the carrying out of all the provisions of

this Agreement and in the taking of all such actions as may be necessary or appropriate in order to protect the Warrant Holder against impairment.

(iv) The foregoing provisions of Section 6(a) shall not apply with regard to: (i) shares of Common Stock or standard options to purchase Common Stock to directors, officers or employees of the Company in their capacity as such pursuant to a board approved stock option plan; (ii) shares of Common Stock issued upon the conversion or exercise of Common Stock Equivalents (other than standard options to purchase Common Stock that are covered by clause (i) above) issued prior to the Issue Date, provided that the conversion or exercise (as the case may be) of any such Convertible Security is made solely pursuant to the conversion or exercise (as the case may be) provisions of such Convertible Security that were in effect on the date immediately prior to the Issue Date, the conversion or exercise price of any such Convertible Securities (other than standard options to purchase Common Stock covered by clause (i) above) is not lowered, none of such Convertible Securities are (other than standard options to purchase Common Stock covered by clause (i) above) (nor is any provision of any such Convertible Securities) amended or waived in any manner (whether by the Company or the holder thereof) to increase the number of shares issuable thereunder and none of the terms or conditions of any such Convertible Securities (other than standard options to purchase Common Stock covered by clause (i) above) are otherwise materially changed or waived (whether by the Company or the holder thereof) in any manner that adversely affects the Holder; (iii) the Notes; (iv) the Notes Shares; and (v) shares of Common Stock in connection with mergers, acquisitions, strategic licensing arrangements, strategic business partnerships or joint ventures, in each case with non-affiliated third parties and otherwise on an arm's-length basis, the purpose of which is not to raise additional capital.

(b) Notice of Adjustment. Promptly after adjustment of the Exercise Price or any increase or decrease in the number of shares purchasable upon the exercise of the Warrant, the Company shall give written notice in accordance with Section 11. The notice shall be signed by an authorized officer of the Company and shall state the effective date of the adjustment and the Exercise Price resulting from such adjustment and the increase or decrease, if any, in the number of shares purchasable at such price upon any exercise of the Warrant, setting forth in reasonable detail the method of calculation and the facts upon which such calculation is based.

(c) Other Notices. In the event that the Company shall propose at any time: (i) to declare any dividend or distribution upon any class or series of capital stock, whether in cash, property, stock or other securities (including, without limitation, pursuant to a split or subdivision of the outstanding shares of capital stock); (ii) to effect any reclassification or recapitalization of its capital stock outstanding involving a change in the capital stock; or (iii) to merge or consolidate with or into any other corporation, or to sell, lease or convey all or substantially all of its property or business, or to liquidate, dissolve or wind up; then, in connection with each such event, the Company shall mail to the Warrant Holder notice of such transaction:

(A) at least five (5) business days' prior written notice in accordance with Section 11 of the date on which a record shall be taken for such dividend or distribution (and specifying the date on which the holder of the affected class or series of capital

stock shall be entitled thereto) or for determining the rights to vote, if any, in respect of the matters referred to in (c)(ii) and (c)(iii) above; and

(B) in the case of the matters referred to in (c)(ii) and (c)(iii) above, written notice of such impending transaction not later than ten (10) business days' prior to any shareholders' meeting called to approve such transaction, or ten (10) business days' prior to the closing of such transaction, whichever is earlier, and shall also notify the Warrant Holder in writing in accordance with Section 11 of the final approval of such transaction by the stockholders of the Company (if such approval is required). The first of such notices shall describe the terms and conditions of the impending transaction that are material to a holder of Common Stock (as determined by the Board of Directors of the Company (the "Board") in good faith) and specify the date on which a holder of Common Stock shall be entitled to exchange his, her or its Common Stock for securities or other property deliverable upon the occurrence of such event) and the Company shall thereafter give such holder prompt notice of any changes in such terms or conditions that are material to a holder of Common Stock (as determined by the Board in good faith). The Company acknowledges that any record date must be set at a date that would permit the Warrant Holder effectively to exercise its rights hereunder.

(d) Changes in Stock. In case at any time prior to the Expiration Date, the Company shall be a party to any transaction (including, without limitation, a merger, consolidation, sale of all or substantially all of the Company's assets or recapitalization of its capital stock) in which the previously outstanding shares of Common Stock shall be changed into or exchanged for different securities of the Company or common stock or other securities of another corporation or interests in a noncorporate entity or other property (including cash) or the Company shall make a distribution on its shares of Common Stock, other than regular cash dividends on its outstanding stock, or any combination of any of the foregoing (each such transaction being herein called the "Transaction" and the date of consummation of the Transaction being herein called the "Consummation Date"), then as a condition of the consummation of such Transaction, lawful and adequate provisions shall be made so that the Warrant Holder, upon the exercise hereof at any time on or after the Consummation Date and prior to the Expiration Date, shall be entitled to receive, and this Agreement shall thereafter represent the right to receive, in lieu of the Warrant Shares issuable upon such exercise prior to the Consummation Date, the highest amount of securities or other property to which the Warrant Holder would actually have been entitled as a stockholder upon the consummation of the Transaction if the Warrant Holder had exercised the Warrant immediately prior thereto. The provisions of this Section 6(d) shall similarly apply to successive Transactions.

7. **Taxes**. The Warrant Holder acknowledges that upon exercise of the Warrant the Warrant Holder may be deemed to have taxable income in respect of the Warrant and/or the Warrant Shares. The Warrant Holder acknowledges that any income or other taxes due from it with respect to the Warrant or the Warrant Shares issuable pursuant to the Warrant shall be the Warrant Holder's responsibility.

8. **Reservation of Warrant Shares**. From and after the Issue Date, the Company shall at all times reserve and keep available for issue upon exercise of this Warrant such number

of its authorized but unissued shares of Common Stock as will be sufficient to permit the exercise in full of this Warrant.

9. **Registration Rights**. Subject to Section 3(a)(ii) above, the initial Holder of this Warrant (and certain assignees thereof) is entitled to the benefit of such registration rights in respect of the Warrant Shares as are set forth in the Registration Rights Agreement dated as of the date hereof by and among the Company and the investors listed on the execution page thereof (the "Registration Rights Agreement").

10. **Representations and Warranties**. The representations and warranties of the Warrant Holder set forth in Section 2 of the Subscription Agreement are true and correct as of the Issue Date.

11. **Notices**. All notices or other communications given or made hereunder shall be in writing and shall be delivered or mailed by registered or certified mail, return receipt requested, postage prepaid, or delivered by, facsimile or e-mail to Warrant Holder at the address set forth in the Subscription Agreement and to the Company at the address set forth on the first page of the Subscription Agreement, or at such other place as the Company may designate by written notice to Subscriber.

12. **Transfer Restrictions**.

(a) Legend. The Securities to be acquired by the Holder pursuant hereto, may not be sold or transferred unless (A) such shares are sold pursuant to an effective registration statement under the Securities Act, or (B) the Company or its transfer agent shall have been furnished with an opinion of counsel (which opinion shall be in form, substance and scope customary for opinions of counsel in comparable transactions) to the effect that the shares to be sold or transferred may be sold or transferred pursuant to an exemption from such registration or (C) such shares are sold or transferred pursuant to Rule 144 under the Securities Act (or a successor rule) ("**Rule 144**") or (D) such shares are sold or transferred outside the United States in accordance with Rule 904 of Regulation S under the Securities Act, or (E) such shares are transferred to an "affiliate" (as defined in Rule 144) of the Company who agrees to sell or otherwise transfer the shares only in accordance with this Section 11. Except as otherwise provided in this Warrant (and subject to the removal provisions set forth below), until such time as the Securities issuable upon exercise of the Holder's Warrant have been registered under the Act, otherwise may be sold pursuant to Rule 144 without any restriction as to the number of securities as of a particular date that can then be immediately sold, each certificate for shares of the Securities that has not been so included in an effective registration statement or that has not been sold pursuant to an effective registration statement or an exemption that permits removal of the legend, shall bear a legend substantially in the following form, as appropriate:

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "U.S. SECURITIES ACT"). THE HOLDER HEREOF, BY PURCHASING SUCH SECURITIES, AGREES THAT SUCH SECURITIES MAY BE OFFERED, SOLD, PLEDGED OR OTHERWISE

TRANSFERRED ONLY (A) TO THE CORPORATION, (B) OUTSIDE THE UNITED STATES IN ACCORDANCE WITH RULE 904 OF REGULATION S UNDER THE U.S. SECURITIES ACT, (C) WITHIN THE UNITED STATES AFTER REGISTRATION OR IN ACCORDANCE WITH THE EXEMPTION FROM THE REGISTRATION REQUIREMENTS UNDER THE U.S. SECURITIES ACT PROVIDED BY RULE 144 THEREUNDER, IF APPLICABLE, AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS, OR (D) WITHIN THE UNITED STATES IN A TRANSACTION THAT DOES NOT REQUIRE REGISTRATION UNDER THE U.S. SECURITIES ACT OR ANY APPLICABLE STATE SECURITIES LAWS AND THE HOLDER HAS PRIOR TO SUCH SALE FURNISHED TO THE CORPORATION AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE CORPORATION.

(b) Removal of Legend. The legend set forth above shall be removed and the Company shall issue to the Holder a new certificate therefor free of any transfer legend if (A) the Company shall have received an opinion of counsel, in form, substance and scope customary for opinions of counsel in comparable transactions, to the effect that a public sale or transfer of such Securities may be made without registration under the Act and the shares are so sold or transferred, (B) such Holder provides the Company with reasonable assurances that the Securities (to the extent such securities are deemed to have been acquired on the same date) can be sold pursuant to Rule 144 or (C) in the case of the Common Stock issuable upon exercise of the Warrant, such security is registered for sale by the Holder under an effective registration statement filed under the Act or otherwise may be sold pursuant to Rule 144 without any restriction as to the number of securities as of a particular date that can then be immediately sold. The Company shall cause its counsel to issue a legal opinion promptly after the effective date of any registration statement under the Act registering the resale of the Common Stock issuable upon exercise of the Warrant if required to effect the removal of the legend hereunder.

13. Governing Law. This Subscription Agreement and all amendments hereto shall be governed by and construed in accordance with the laws of the State of Nevada.

14. Assignability. Notwithstanding Section 12 hereof, subject to the transfer and securities law restrictions set forth in this Agreement, the Warrant Holder may assign, convey or transfer, in whole or in part, its rights under this Agreement and provide written notice to Company of any such assignment, conveyance or transfer. Upon any transfer, assignment, pledge, hypothecation or other disposition of the Warrant or of any rights granted hereunder in accordance with the terms of this Section 14, the Company shall if necessary issue or re-issue warrant agreements reflecting the appropriate rights and entitlements of the Warrant Holder and any transferee, assignee or pledgee after giving effect to such transfer, assignment or pledge.

[signatures on following page]

IN WITNESS WHEREOF, the undersigned hereby execute this Agreement as of the day and year first above written.

COMPANY:

eWELLNESS HEALTHCARE CORPORATION

By: ______________________
Name: Douglas C MacLellan
Title: Chairman

EXHIBIT A

NOTICE OF EXERCISE

TO: eWellness Healthcare Corporation
11825 Major Street
Culver City, California
Attn:

1. The undersigned hereby elects to purchase _________ shares of Common Stock, par value $0.001 per share, of eWellness Healthcare Corporation pursuant to the terms of the Warrant Agreement dated March __, 2016, held by the undersigned, and tenders herewith payment of the purchase price of such shares in full.

2. Please issue a certificate or certificates representing said shares of Common Stock in the name of the undersigned or in such other name as is specified below:

____
(Name)

____

____
(Address)

____
(Signature)

Title: _________________________

____
(Date)